Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
January 31, 2021 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.8%	Shares	Value
Pacer Developed Markets International Cash Cows 100 ETF	19,528	$564,627
Pacer Global Cash Cows Dividend ETF	19,596	564,561
Pacer US Cash Cows 100 ETF	16,978	590,495
Pacer US Cash Cows Growth ETF	17,384	581,519
Pacer US Small Cap Cash Cows 100 ETF	18,184	622,802
TOTAL EXCHANGE TRADED FUNDS (Cost $2,761,678)		2,924,004

	Principal Amount
SHORT-TERM INVESTMENTS - 0.2%
Money Market Deposit Accounts - 0.2%
U.S. Bank Money Market Deposit Account 0.005% (a)	$5,511	5,511
TOTAL SHORT-TERM INVESTMENTS (Cost $5,511)		5,511

Total Investments (Cost $2,767,189) - 100.0%		2,929,515
Liabilities in Excess of Other Assets - 0.0% (b)		(264)
TOTAL NET ASSETS - 100.0%		$2,929,251

Percentages are stated as a percent of net assets.
(a)	The rate shown is as of January 31, 2021.
(b)	Less than 0.05%

The Fund had the following transaction during the period ended January 31, 2021 with affiliates:

					Period Ended January 31, 2021
Security Name	Share Balance as of May 1, 2020	Purchases	Sales	Share Balance	Value as of January 31, 2021	Dividend Income	Gain (Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Developed Markets International Cash Cows 100 ETF	9,510	20,331	(10,313)	19,528	$ 564,627	$ 10,622	$ 15,634	$ 70,463
Pacer Global Cash Cows Dividend ETF	8,196	20,218	(8,818)	19,596	564,561	14,493	(3,626)	31,647
Pacer US Cash Cows 100 ETF	8,322	17,254	(8,598)	16,978	590,495	7,489	15,078	74,074
Pacer US Cash Cows Growth ETF	9,353	18,265	(10,234)	17,384	581,519	2,780	28,199	81,690
Pacer US Small Cap Cash Cows 100 ETF	10,472	19,564	(11,852)	18,184	622,802	2,155	37,696	124,849

Summary of Fair Value Disclosure at January 31, 2021 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees (the “Board”).

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of January 31, 2021:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Affiliated Exchange Traded Funds	$ 2,924,004	$ -	$ -	$ -	$ 2,924,004
Short-Term Investments	5,511	-	-	-	5,511
Total Investments in Securities	$ 2,929,515	$ -	$ -	$ -	$ 2,929,515

For the period ended January 31, 2021, the Fund did not recognize any transfers to or from Level 3.